SCUDDER
                                                                     INVESTMENTS

Scudder Blue Chip Fund

Supplement to the currently effective prospectuses

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Effective May 16, 2003, the following information replaces the disclosure for
Scudder Blue Chip Fund in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the funds:

  Janet Campagna                           Robert Wang
  Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Portfolio Manager of      Management and Portfolio Manager of
  the fund.                                the fund.
   o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     in 1999 and the fund in 2003.            in 1995 as portfolio manager for
   o Head of global and tactical asset        asset allocation after 13 years
     allocation.                              of experience of trading fixed
   o Investment strategist and manager        income and derivative securities
     of the asset allocation strategies       at J.P. Morgan.
     group for Barclays Global              o Senior portfolio manager for
     Investors from 1994 to 1999.             Multi Asset Class Quantitative
   o Over 15 years of investment              Strategies:  New York.
     industry experience.                   o Joined the fund in 2003.
   o Master's degree in Social Science
     from California Institute of
     Technology.
   o Ph.D in Political Science from
     University of California at Irvine.





May 12, 2003